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Exhibit 10.6

NetNation Reseller Program

Welcome to the Resellers Zone

When you choose NetNation as your web hosting and domain name registration solutions partner you are choosing a company with world class infrastructure, leading edge solutions and friendly, responsive customer support. Resellers receive 24/7 technical support and unparalleled service from our quick to respond customer care team. Our Network Operations Center is staffed 24 hours a day and our data center is connected to major internet backbones via multiple high speed fiber optic lines. We have built our systems to provide you with peace of mind and your business with ultimate performance and optimal reliability.

With NetNation's Reseller Program it's easy to:
Manage your accounts with our custom control panel interface.
Track your clients and keep them up to date at all times.
Create new accounts quickly with the self-serve set up.
Upgrade web site functionality, add e-mail boxes or delete services. Get your Internet Business on the fast track to Success TODAY!
SIGN UP today to become a NetNation Reseller


ADD VALUE TO YOUR EXISTING CLIENT BASE.
RESELL NETNATION'S PREFERRED WEB SOLUTIONS!
MAKE MONEY. IT'S SIMPLE.

AM I ELIGIBLE TO BECOME A NETNATION RESELLER?
You are eligible to become a NetNation Reseller if you purchase a NetNation web hosting account and you are a web designer or an individual/organization that wishes to host multiple web sites. Qualifying is that simple!

HOW DOES THE RESELLER PROGRAM WORK? To get started, all you need to do is purchase your NetNation MASTER ACCOUNT at regular price. This can be any of the following shared hosting accounts:

Pro                            Pro NT
Pro + E-commerce               Pro NT + E-commerce
Pro + Media                    Pro NT + Media
Power                          Power NT
Power + E-commerce             Power NT + E-commerce
Power + Media                  Power NT + Media

Once you have purchased your master account, you can begin to purchase SHARED HOSTING PACKAGES and REGISTER .COM, .NET, .ORG DOMAIN NAMES at a DISCOUNTED PRICE.

* Resellers are charged NetNation's retail account set-up and recurring monthly fees for each of their resold accounts, LESS THEIR APPLICABLE DISCOUNT. Your discount will be based on the total number of active resold accounts that you have, as per the following table.

NUMBER OF RESOLD ACCOUNTS    DISCOUNT RATE*
1 - 5                             10%
6 - 10                            20%
11 - 20                           30%
21 plus                           35%
FOR EXAMPLE:

                                           YOU RECEIVE:          YOU RECEIVE:
YOU SELL:                                  SET-UP FEE DISCOUNT   MONTHLY FEE DISCOUNT
10 accounts in January                     20%                   20%
Plus 5 more accounts in February           30%                   -
Total Resold Accounts in February = 15     -                     30% off monthly fees of all 15 accounts


* Your discount applies to our shared hosting accounts and .com, .net, .org domain name registration. DomainPark and DomainPlus accounts do not contribute to your total number of active resold accounts; however, they are eligible for your applicable discount. Options and overages above and beyond the standard monthly package fees are not eligible for Reseller discount. Dedicated and co-located hosting solutions are not included. However, if you are interested in making money by referring customers to our dedicated and co-located hosting solutions, we encourage you to join our Referral Program. For more information on our Referral Program, please contact NetNation Sales at 1-888-277-0000.

As a Reseller, can add value to your current offerings by incorporating NetNation's preferred web solutions. You have the freedom to sell our hosting services however you see fit, whether it is in a bundled package, or on their own. The best part is, you determine the price that you are going to charge!

To become a NetNation Reseller, please fill out our online information request form. If you require additional information please contact one of our Reseller Account Representatives at resellers@netnation.com or 1-888-277-0000. IT'S EASY! SIGN UP TODAY!